UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]	Definitive Proxy Statement.

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to § 240.14a-12.

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Opportunities Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

Rivernorth managed duration municipal income fund, inc.

Rivernorth managed duration municipal income fund II, inc.

Rivernorth Flexible municipal income fund, inc.

RiverNorth Flexible Municipal Income FUnd II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

RIVERNORTH CAPITAL AND INCOME FUND, INC.

RIVERNORTH OPPORTUNITIES FUND, INC.

RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND II, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND II, INC.

360 South Rosemary Avenue

Suite 1420

West Palm Beach, Florida 33401

NOTICE OF Annual MEETING OF stockholders

To be held September 22, 2025

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (“OPP”), RiverNorth Opportunities Fund, Inc. (“RIV”), RiverNorth Capital and Income Fund, Inc. (“RSF”), RiverNorth Opportunistic Municipal Income Fund, Inc. (“RMI”), RiverNorth Managed Duration Municipal Income Fund, Inc. (“RMM”), RiverNorth Managed Duration Municipal Income Fund II, Inc. (“RMMZ”), RiverNorth Flexible Municipal Income Fund, Inc. (“RFM”), RiverNorth Flexible Municipal Income Fund II, Inc. (“RFMZ” and, together with OPP, RIV, RSF, RMI, RMM, RMMZ, and RFM, the “Funds”) each a Maryland corporation, will host a combined Annual Meeting of Stockholders on September 22, 2025 at the offices of RiverNorth Capital Management, LLC, 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, at 11:00 a.m. (Eastern Time) (the “Annual Meeting” or “Meeting”). The Annual Meeting is being held so that stockholders can consider the following proposals:

1.	To elect Directors to the Board of Directors (each a “Board”) of each Fund as outlined below:

a.	For OPP:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

b.	For RIV:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

c.	For RSF, to elect two (2) Class II Directors and one (1) Class III Director.

d.	For RMI, to elect two (2) Class II Directors and one (1) Class III Director.

e.	For RMM, to elect two (2) Class II Directors and one (1) Class III Director.

f.	For RMMZ, to elect two (2) Class II Directors and one (1) Class III Director.

g.	For RFM, to elect two (2) Class II Directors and one (1) Class III Director.

h.	For RFMZ, to elect two (2) Class II Directors and one (1) Class III Director.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD of directors of each fund UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE APPLICABLE NOMINEES.

Stockholders of record of each Fund at the close of business on August 19, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The Notice of the Annual Meeting of Stockholders, proxy statement and proxy card is being mailed on or about August 29, 2025 to such stockholders of record.

By Order of the Boards of Directors,
/s/ Marcus L. Collins
Marcus L. Collins
Secretary and Chief Compliance
Officer of each Fund

August 26, 2025

YOUR VOTE IS IMPORTANT

You can vote easily by mail. Just follow the simple instructions that appear on your proxy card. Please help the Funds reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

RIVERNORTH CAPITAL AND INCOME FUND, INC.

RIVERNORTH OPPORTUNITIES FUND, INC.

RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND II, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND II, INC.

August 26, 2025

To the Stockholders of the Above Funds,

Thank you for your investment in the Funds. You are invited to attend a joint annual meeting of stockholders (the “Annual Meeting” or “Meeting”) of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (“OPP”), RiverNorth Opportunities Fund, Inc. (“RIV”), RiverNorth Capital and Income Fund, Inc. (“RSF”), RiverNorth Opportunistic Municipal Income Fund, Inc. (“RMI”), RiverNorth Managed Duration Municipal Income Fund, Inc. (“RMM”), RiverNorth Managed Duration Municipal Income Fund II, Inc. (“RMMZ”), RiverNorth Flexible Municipal Income Fund, Inc. (“RFM”) and RiverNorth Flexible Municipal Income Fund II, Inc. (“RFMZ” and, together with OPP, RIV, RSF, RMI, RMM, RMMZ and RFM, the “Funds”). The Meeting will occur on September 22, 2025 at the offices of the Funds’ investment adviser, RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401. The Annual Meeting will be held at 10:00 a.m. (Eastern Time). Formal notice of the Meeting and the Joint Proxy Statement for the Meeting follows this letter.

At the Meeting, you are being asked to vote on the following matters and to transact such other business, if any, as may properly come before the meeting:

1.	To elect Directors to the Board of Directors (each a “Board”) of each Fund as outlined below:

a.	For OPP:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

b.	For RIV:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

c.	For RSF, to elect two (2) Class II Directors and one (1) Class III Director.

d.	For RMI, to elect two (2) Class II Directors and one (1) Class III Director.

e.	For RMM, to elect two (2) Class II Directors and one (1) Class III Director.

f.	For RMMZ, to elect two (2) Class II Directors and one (1) Class III Director.

g.	For RFM, to elect two (2) Class II Directors and one (1) Class III Director.

h.	For RFMZ, to elect two (2) Class II Directors and one (1) Class III Director.

The Board of each Fund unanimously recommends that stockholders vote for the election of the applicable nominees.

I encourage you to exercise your rights in governing the Funds by voting on the proposals. Your vote is important.

Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call Computershare toll-free at (866) 963-5819.

Sincerely,
/s/ Marcus L. Collins
Marcus L. Collins
Secretary and Chief Compliance Officer of each Fund

SUMMARY OF IMPORTANT INFORMATION CONTAINED
IN THIS PROXY STATEMENT

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on one important matter affecting the Funds, as follows:

(1)	To elect Directors to the Board of each Fund as outlined below:

For OPP:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

For RIV:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

For RSF, to elect two (2) Class II Directors and one (1) Class III Director.

For RMI, to elect two (2) Class II Directors and one (1) Class III Director.

For RMM, to elect two (2) Class II Directors and one (1) Class III Director.

For RMMZ, to elect two (2) Class II Directors and one (1) Class III Director.

For RFM, to elect two (2) Class II Directors and one (1) Class III Director.

For RFMZ, to elect two (2) Class II Directors and one (1) Class III Director.

Q.	Why am I being asked to vote?

A.	Each Fund is required to hold an annual meeting of stockholders for the election of members of the Board. Each Fund’s Board is divided into three classes, each class having a term of three years. Each year, the term of office for one class will expire.

For each Fund, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director for each Fund, and David M. Swanson has been designated as nominee for election and reclassification as a Class III Director for each Fund. Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director for each Fund alongside J. Wayne Hutchens.

More information about the Directors is available in the Joint Proxy Statement.

Q.	Who can vote on this proposal?

A.	Stockholders of record at the close of business on August 19, 2025 of each Fund are able to vote.

For RIV and OPP only, Class II Director nominees, Jerry R. Raio and J. Wayne Hutchens, are to be elected by holders of both common shares and preferred shares, voting together as a single class. Class III Director nominee, David M. Swanson, is to be elected by holders of preferred shares only.

Q.	How many of the proposed individuals will be Independent Directors if re-elected?

A.	J. Wayne Hutchens and David M. Swanson are currently Independent Directors and will remain Independent Directors if re-elected by stockholders. Jerry R. Raio is currently an Interested Director and will remain an Interested Director if re-elected by stockholders.

Q.	When will the proposed individuals take office?

A.	Jerry R. Raio, J. Wayne Hutchens and David M. Swanson are currently Directors and are expected to continue serving on each respective Fund’s Board following re-election at the Annual Meeting.

Q.	What stockholder vote is required for the election of Directors to the Board of each Fund?

A.	For each Fund, the affirmative vote of a plurality of the votes cast at the Annual Meeting will be required to elect the specified nominees as Directors of that Fund, provided a quorum is present. A “plurality of votes cast” means that the specified nominees receiving the highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Annual Meeting. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the approval of the proposal to elect Directors.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the proposal for the election of the Directors to the Board of each Fund as outlined in the Joint Proxy Statement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many stockholders choose not to vote, the Funds might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit stockholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Funds receive enough votes to act on the proposals. Unless you attend the Meeting to vote in person, your vote (cast by paper proxy cards as described below) must be received by the Funds for the Annual Meeting by 11:00 a.m. (Eastern Time).

Q.	Who is eligible to vote?

A.	Stockholders of record at the close of business on August 19, 2025 of each Fund are able to vote.

For OPP and RIV only, Class II Director nominees, Jerry R. Raio and J. Wayne Hutchens, are to be elected by holders of both common shares and preferred shares, voting together as a single class. Class III Director nominee, David M. Swanson, is to be elected by holders of preferred shares only.

Q.	How can I vote?

A.	You may vote in any of two ways:

○	By mailing in your proxy cards.

○	In person at the Meeting at the offices of the RiverNorth Capital Management, LLC on September 22, 2025.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call Computershare toll-free at (866) 963-5819.

Q.	How should I sign the proxy cards?

A.	You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Will the Funds pay for the proxy solicitation and related legal costs?

A.	The expenses incurred in connection with preparing the Joint Proxy Statement and its enclosures will be paid by the Funds, except that for RIV, RMM, RMMZ, RFM and RFMZ, these expenses will be paid by the Adviser out of its unitary management fee.

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

RIVERNORTH Capital and Income Fund, Inc.

RiverNorth opportunities Fund, Inc.

RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND, INC.

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND II, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND II, INC.

360 South Rosemary Avenue

Suite 1420

West Palm Beach, Florida 33401

JOINT PROXY STATEMENT

ANNUAL MEETING OF Stockholders

to held on September 22, 2025 at 11:00 a.m. (Eastern Time)

Introduction

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (each a “Board” and collectively, the “Boards”) of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (“OPP”), RiverNorth Opportunities Fund, Inc. (“RIV”), RiverNorth Capital and Income Fund, Inc. (“RSF”), RiverNorth Opportunistic Municipal Income Fund, Inc. (“RMI”), RiverNorth Managed Duration Municipal Income Fund, Inc. (“RMM”), RiverNorth Managed Duration Municipal Income Fund II, Inc. (“RMMZ”), RiverNorth Flexible Municipal Income Fund, Inc. (“RFM”) and RiverNorth Flexible Municipal Income Fund II, Inc. (“RFMZ” and, together with OPP, RIV, RSF, RMI, RMM, RMMZ and RFM, the “Funds”), each a Maryland corporation, for use at the Annual Meeting of Stockholders of each Fund (the “Annual Meeting” or “Meeting”) to be held on September 22, 2025, at 11:00 a.m. (Eastern Time), at the offices of RiverNorth Capital Management, LLC, each Fund’s investment adviser (“RiverNorth” or the “Adviser”), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The following table identifies the proposals set forth in this proxy statement.

Proposal Number Proposal Description

1.	To elect Directors to the Board of Directors (each a “Board”) of each Fund as outlined below:

a.	For OPP:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

b.	For RIV:

‒	to elect two (2) Class II Directors by all stockholders, voting together; and

‒	to elect one (1) Class III Director by Preferred Shares only.

c.	For RSF, to elect two (2) Class II Directors and one (1) Class III Director.

d.	For RMI, to elect two (2) Class II Directors and one (1) Class III Director.

e.	For RMM, to elect two (2) Class II Directors and one (1) Class III Director.

f.	For RMMZ, to elect two (2) Class II Directors and one (1) Class III Director.

g.	For RFM, to elect two (2) Class II Directors and one (1) Class III Director.

h.	For RFMZ, to elect two (2) Class II Directors and one (1) Class III Director.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of each Fund unanimously recommends that stockholders vote for the election of the applicable nominees.

You will find this proxy statement divided into three parts:

Part 1 Provides details on the proposal to elect Directors to the Board of each Fund (see page 9).

Part 2 Provides information about ownership of shares of the Funds (see page 29).

Part 3 Provides other information on the Funds, voting, and the Meeting (see page 32).

A Notice of the Annual Meeting of Stockholders and a proxy card accompany this Joint Proxy Statement, which is expected to be first be mailed to stockholders on or about August 29, 2025. The Boards have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the similar matters being considered and voted on by the stockholders.

The close of business on August 19, 2025 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. RSF, RMI, RMM, RMMZ, RFM, and RFMZ each have one class of stock: common shares with a par value of $0.0001 per share. OPP has two classes of stock: common shares with a par value of $0.0001 per share and preferred shares consisting of: (i) 4.375% Series A Cumulative Preferred Shares, (ii) 4.75% Series B Cumulative Preferred Shares, and (iii) 6.00%, 3-Year Term, Series C Term Preferred Shares, each having a par value of $0.0001 per share. RIV has two classes of stock: common shares with a par value of $0.0001 per share and preferred shares consisting of 6.00% Series A Cumulative Preferred Shares with a par value of $0.0001 per share.

Throughout this Joint Proxy Statement, common shares of each Fund will be referred to as “Common Shares,” preferred shares of OPP and RIV will be referred to as “Preferred Shares,” and, unless the context otherwise requires, Common Shares and Preferred Shares will generally be referred to as “Shares.” Stockholders of record on the Record Date are entitled to one vote for each Share the stockholder owns and a pro rata fractional vote for any fractional Share the stockholder owns.

Please read the Joint Proxy Statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call Computershare toll-free at (866) 963-5819.

Important Notice Regarding the Availability of Materials

for the Meeting to be Held on September 22, 2025

The Joint Proxy Statement for the Meeting is available at https://www.proxy-direct.com/riv-34706.

Annual and Semi-Annual Reports. The Funds’ most recent annual and semi-annual reports to stockholders are available, upon request, at no cost. You may view these reports at the Funds’ website at rivernorth.com. You may also request a report by calling toll-free at (844) 569-4750.

PART 1

PROPOSAL 1 ELECTION OF DIRECTORS

The proposal relates to the election of certain of the Directors of each Fund, as shown in the table below.

Matter	Common Shares	Preferred Shares
For OPP: a. to elect two (2) Class II Directors by all stockholders, voting together;	X	X
b. to elect one (1) Class III Director by Preferred Shares only.	-	X
For RIV: a. to elect two (2) Class II Directors by all stockholders, voting together; and	X	X
b. to elect one (1) Class III Director by Preferred Shares only.	-	X
For RSF, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A
For RMI, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A
For RMM, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A
For RMMZ, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A
For RFM, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A
For RFMZ, election of two (2) Class II Directors and one (1) Class III Director.	X	N/A

(a) OPP

The Board has, by resolution adopted on October 2, 2020 and October 16, 2020, reclassified shares from unissued Common Shares and authorized the issuance of 4.375% Series A Cumulative Preferred Shares. The Board has also, by resolution adopted on November 10, 2021 and November 15, 2021, reclassified shares from unissued Common Shares and authorized the issuance of 4.75% Series B Cumulative Preferred Shares. Additionally, the Board has, by resolution adopted on October 16, 2024 and November 26, 2024, reclassified shares from unissued Common Shares and authorized the issuance of 6.00%, 3-Year Term, Series C Term Preferred Shares. Stockholders of outstanding Preferred Shares are entitled to vote as a separate class on a one-vote-per-share basis to elect two Directors of OPP at all times. Stockholders of outstanding shares of Common Shares and Preferred Shares, voting together as a single class, shall elect the balance of OPP’s Directors. Under the organizational documents of OPP, its Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors is elected by the stockholders.

For OPP, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by holders of Preferred Shares only for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies.

John K. Carter is the current and continuing Class I Director that is elected by holders of Common Shares and Preferred Shares, voting together as a single class. Lisa B. Mougin is the current and continuing Class I Director that is elected by holders of Preferred Shares only. Patrick W. Galley is the current and continuing Class III Director that is elected by holders of Common Shares and Preferred Shares, voting together as a single class.

(b)	RIV

The Board has, by resolution adopted on March 17, 2022 and April 12, 2022, reclassified shares from unissued Common Shares and authorized the issuance of 6.00% Series A Cumulative Preferred Shares. Stockholders of outstanding Preferred Shares are entitled to vote as a separate class on a one-vote-per-share basis to elect two Directors of RIV at all times. Stockholders of outstanding shares of Common Shares and Preferred Shares, voting together as a single class, shall elect the balance of RIV’s Directors. Under the organizational documents of RIV, its Board is divided into three classes of directors serving staggered three-year terms. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RIV, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by holders of Preferred Shares only for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies.

John K. Carter is the current and continuing Class I Director that is elected by holders of Common Shares and Preferred Shares, voting together as a single class. Lisa B. Mougin is the current and continuing Class I Director that is elected by holders of Preferred Shares only. Patrick W. Galley is the current and continuing Class III Director that is elected by holders of Common Shares and Preferred Shares, voting together as a single class.

(c) RSF

Under the organizational documents of RSF, its Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors is elected by the stockholders.

For RSF, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

(d)	RMI

Under the organizational documents of RMI, its Board is divided into three classes of directors serving staggered three-year terms. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RMI, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

(e)	RMM

Under the organizational documents of RMM, its Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of Directors will expire at the second, third and first annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RMM, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

(f)	RMMZ

Under the organizational documents of RMMZ, its Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of Directors will expire at the second, third and first annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RMMZ, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

(g)	RFM

Under the organizational documents of RFM, its Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of Directors will expire at the second, third and first annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RFM, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

(h)	RFMZ

Under the organizational documents of RFMZ, its Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of Directors will expire at the third, first and second annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.

For RFMZ, the Class II Directors’ terms are up for election. J. Wayne Hutchens and David M. Swanson are the existing Class II Directors whose terms are expiring in 2025. J. Wayne Hutchens has been designated as nominee for re-election as a Class II Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies, and David M. Swanson has been designated as a nominee for election and re-classification as a Class III Director to be elected by all stockholders for a term expiring at the annual meeting of stockholders in 2029 or until his successor has been duly elected and qualifies.

Existing Class III Director, Jerry R. Raio, has been designated as nominee for election and reclassification as a Class II Director to be elected by all stockholders alongside J. Wayne Hutchens for a term expiring at the annual meeting of stockholders in 2028 or until his successor has been duly elected and qualifies. Directors John K. Carter and Lisa B. Mougin (existing Class I Directors) and Patrick W. Galley (existing Class III Director) are current and continuing Directors.

MANAGEMENT

Management of the Funds

The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of its Boards. There are six Directors of each Fund, two of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund (such Directors, the “Interested Directors”) and four of whom are not “interested persons” (as defined in the 1940 Act) of each Fund (such Directors, the “Independent Directors”). The Directors of a Fund set broad policies for that Fund, choose the Fund’s officers and hire the Fund’s investment adviser and sub-adviser (if applicable). The officers of each Fund manage the day-to-day operations and are responsible to each Fund’s Board.

The following is a list of Directors and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Director oversees and the other directorships held by the Directors during the past five years, if applicable. There are no familial relationships among the officers and Directors. Except as otherwise noted, the address for all Directors and officers is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

INDEPENDENT AND INTERESTED DIRECTORS

Name, Address, and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director Nominee	Other Directorships Held by Director Nominee during past Five Years
John K. Carter (1961)	Independent Director	Term: Class I Expires in 2027. Service: since 2021 (RFMZ); since 2020 (RFM); since 2019 (RMM); since 2022 (RMMZ); since 2018 (RMI); since 2016 (OPP); since 2015 (RSF); since 2013 (RIV).	Founder, Special Counsel, Law Office of Osprey Law Firm P.A. (formerly known as the Law Office of John K. Carter P.A.) (a general practice and corporate law firm) (2015 to present).	11	Carillon Mutual Funds (16 funds) (2016 to present); RiverNorth Funds (3 funds - 2013 to August 2025; 2 funds - August 2025 to present).
J. Wayne Hutchens (1944)	Independent Director	Term: Class II Expires in 2025. Service: since 2021 (RFMZ); since 2020 (RFM); since 2019 (RMM); since 2022 (RMMZ); since 2018 (RMI); since 2018 (OPP); since 2018 (RSF); since 2013 (RIV).	Currently retired; Treasurer of University of Colorado Boulder Economic Corporation, a nonprofit subsidiary of the University of Colorado Boulder (May 2019 to present); Trustee of the Denver Museum of Nature and Science (2000 to 2020); Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth Funds (3 funds - 2021 to August 2025; 2 funds - August 2025 to present).

Lisa B. Mougin (1972)	Independent Director	Term: Class I Expires in 2027. Service: since 2022 (RSF, OPP, RIV, RMI, RMM, RMMZ, RFM and RFMZ).	Chief Investment Officer of Capital Sisters International (a non-profit) (2023 to present); President & Chief Operating Officer at Positivly and Louise, each a TIFIN Company (a fintech software company) (2020 to 2022).	8	None.
David M. Swanson (1957)	Independent Director	Term: Class II Expires in 2025. Service: since 2021 (RFMZ); since 2020 (RFM); since 2019 (RMM); since 2022 (RMMZ); since 2018 (RMI); since 2018 (OPP); since 2018 (RSF); since 2013 (RIV).	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	RiverNorth Funds (3 funds - 2019 to August 2025; 2 funds - August 2025 to present); Managed Portfolio Series (31 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to 2025).

Patrick W. Galley(2) (1975)	Interested Director, Chairman, and President	Term: Class III Expires in 2026. Service: since 2021 (RFMZ); since 2020 (RFM); since 2019 (RMM); since 2022 (RMMZ); since 2018 (RMI); since 2016 (OPP); since 2015 (RSF); since 2013 (RIV).	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	RiverNorth Funds (2 funds - 2006 to August 2025; 3 funds - August 2025 to present).
Jerry R. Raio(3) (1964)	Interested Director	Term: Class III Expires in 2026. Service: since 2021 (RFMZ); since 2020 (RFM); since 2019 (RMM); since 2022 (RMMZ); since 2018 (RMI); since 2018 (OPP); since 2018 (RSF); since 2019 (RIV).	President, Arbor Lane Advisors, Inc. (2018 to present); Advisory Board Member of each of FLX Distribution, (2020 to present); Quantify Crypto (2021 to present); ETF Action (2022 to present); Qudos Technologies (2019 to 2022); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	11	RiverNorth Funds (3 funds - 2022 to August 2025; 2 funds - August 2025 to present).

(1)	The Fund Complex consists of the Funds and the RiverNorth Funds (2 funds) for all Directors, except for Ms. Mougin. For Ms. Mougin, the Fund Complex consists of the Funds.

(2)	Mr. Galley is deemed an “interested person” of each Fund due to his position as Chief Executive Officer and Chief Investment Officer of RiverNorth Capital Management, LLC, the investment adviser to each Fund.

(3)	Mr. Raio is deemed an “interested person” of each Fund because of his current position as an advisory board member of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo Securities, LLC, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

OFFICERS

Name, Address, and Year of Birth	Position Held with Funds	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years
Jonathan M. Mohrhardt (1974)	Chief Financial Officer, Treasurer

RFMZ: Indefinite/Has served since 2021.

RFM: Indefinite/Has served since 2020.

RMM: Indefinite/Has served since 2019.

RMMZ: Indefinite/Has served since 2022.

RMI: Indefinite/Has served since 2018.

OPP: Indefinite/Has served since 2016.

RSF: Indefinite/Has served since 2015.

RIV: Indefinite/Has served since 2022.

President, RiverNorth Capital Management, LLC (2020 to present); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary

RFMZ: Indefinite/Has served since 2021.

RFM: Indefinite/Has served since 2020.

RMM: Indefinite/Has served since 2019.

RMMZ: Indefinite/Has served since 2022.

RMI: Indefinite/Has served since 2018.

OPP: Indefinite/Has served since 2016.

RSF: Indefinite/Has served since 2015.

RIV: Indefinite/Has served since 2022.

General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).

Board Leadership Structure. The Board, which has overall responsibility for the oversight of each Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director.

The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for each Fund given (i) Mr. Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board is conducted through the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board who are interested directors of each Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. The members of the Board also complete an annual self-assessment during which the directors review their overall structure and consider where and how their structure remains appropriate in light of each Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between meetings of the Board to generally act as the liaison between the Board and each Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing each Fund. The Board believes that having an interested person serve as Chairman of the Board enables Mr. Galley to more effectively carry out these liaison activities. The Board also believes that it benefits during its meetings from having a person intimately familiar with the operation of each Fund to set the agenda for meetings of the Board to ensure that important matters are brought to the attention of and considered by the Board.

Each Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

For each Fund, the Audit Committee is comprised of Ms. Mougin and Messrs. Carter, Hutchens and Swanson, all of whom are “independent” as defined in the listing standard of the New York Stock Exchange. Mr. Hutchens is the Chair of the Audit Committee. Mr Hutchens and Lisa B. Mougin have each been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of each Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) each Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in each Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that is reviewed and approved annually. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal controls, and each Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of the stockholders. The independent accountants for each Fund reports directly to the Audit Committee.

For OPP, RIV, RSF, RMI, RMM, RMMZ, RFM and RFMZ, the Audit Committee met three times during the fiscal year ended June 30, 2025.

For each Fund, the Nominating and Corporate Governance Committee is comprised of Ms. Mougin and Messrs. Carter, Hutchens and Swanson. Mr. Swanson is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become members of the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of stockholders. Stockholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund at the principal executive office of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) whether the shareholder proposing such nominee believes the proposed nominee is, or is not, an “interested person”, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other stockholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board; (vi) any material interest of the shareholder or nominee in such business; (vii) the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such shareholder (including the shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; (viii) any substantial interest, direct or indirect, of such shareholder or the proposed nominee in the Fund other than interest arising from ownership of Common Shares; (ix) to the extent known by such shareholder, the name and address of any other shareholder supporting the proposed nominee; (x) the nominee holder for, and number of, Common Shares owned beneficially but not of record by such shareholder; (xi) the investment strategy or objective, if any, of such shareholder who is not an individual and a copy of the prospectus, offering memorandum, or similar document, if any; and (xii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“1934 Act”). Each eligible shareholder or shareholder group may submit no more than one Independent Director nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of each Fund. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter that is reviewed and approved annually.

For OPP, RIV, RSF, RMI, RMM, RMMZ, RFM and RFMZ, the Nominating and Corporate Governance Committee met two times during the fiscal year ended June 30, 2025.

During the fiscal year ended June 30, 2025, the Boards of RIV, RSF, RMI, RMM, RMMZ, RFM and RFMZ met five times and the Board of OPP met six times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

The Funds do not require the Directors to attend annual meetings of stockholders.

Director Qualifications.

Interested Directors

Mr. Patrick Galley is the Chief Executive Officer and Chief Investment Officer for each Fund’s investment adviser. He is also the President and a portfolio manager of each Fund. His knowledge regarding the investment strategy of each Fund, more specifically the closed-end fund industry in total, makes him uniquely qualified to serve as each Fund’s Director.

Mr. Raio has many years of experience in the securities industry, including management roles in the banking and investment management industries. He has more than 15 years of experience in equity capital markets, having worked on the retail syndicate desks at both Citigroup and Morgan Stanley. Since 2018, he has served as President and CEO of Arbor Lane Advisors, Inc. He served as the Managing Director and Head of Retail Origination for Wells Fargo Securities, LLC from 2005 to 2018. Prior to working at Wells Fargo, he served as Director and Head of Closed-End Funds for Citigroup Asset Management. He also serves on the Board of each of FLX Distribution; Qudos Technologies; and Quantify Crypto. He was selected to serve as a Director of each Fund based on his business, financial services and investment management experience.

Independent Directors

Mr. John K. Carter possesses extensive mutual fund industry experience. Mr. Carter served as a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. Mr. Carter was selected to serve as a Director of each Fund based on his industry-specific experience, including serving as a chairman of another fund complex, as a compliance officer and as an investment management attorney.

Ms. Mougin is an experienced senior executive with many years investment management industry experience in sales, client relationship and operations. Ms. Mougin is the Chief Investment Officer of Capital Sisters International, a non-profit that helps women entrepreneurs by providing investments and small business loans. Before joining Capital Sisters International, Ms. Mougin was the President and Chief Operating Officer of the TIFIN-affiliated Positivly and Louise platforms. Prior to that, Ms. Mougin was a member of the executive team that built ALPS Fund Services Inc. into a leader in the mutual fund and hedge fund industries.

Mr. Hutchens is currently retired. Mr. Hutchens was President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012 and Executive Director for the CU Real Estate Foundation from April 2009 to December 2012. Prior to these positions, Mr. Hutchens spent over 30 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Director of each Fund based on his business and financial services experience.

Mr. Swanson founded SwanDog Marketing, a marketing consulting firm to asset managers, in 2006. He currently serves as SwanDog’s Managing Partner. He has over 40 years of senior management and marketing experience, with approximately over 35 years in financial services. Before joining SwanDog, Mr. Swanson most recently served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. He previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds a Master of Management from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was selected to serve as a Director of each Fund based on his business, financial services and investment management experience.

Risk Oversight. Each Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. Each Board recognizes that not all risks that may affect each Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of each Fund’s limited resources to moderate. As a result of these realities, each Board, through its oversight and leadership, has and will continue to deem it necessary for stockholders to bear certain and undeniable risks, such as investment risk, in order for each Fund to operate in accordance with each Fund’s applicable Prospectus, Statement of Additional Information (“SAI”) and other related documents.

However, the Boards have adopted on each Fund’s behalf a vigorous risk program that mandates each Fund’s various service providers, including the Adviser and any sub-advisers, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on each Fund. Each Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by each Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of each Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by each Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser or sub-advisers, as applicable, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board, its committees and certain officers of each Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board has determined its leadership role concerning risk management as one of oversight and not active management of each Fund’s day-to-day risk management operations.

Director Transactions with Fund Affiliates. As of December 31, 2024, none of the Independent Directors, as such term is defined by the New York Stock Exchange (“NYSE”) Listing Standards (each an “Independent Director” and collectively the “Independent Directors”), nor members of their immediate families owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its respective affiliates. In addition, for each Fund’s fiscal year end, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

Compensation. The Funds pay no salaries or compensation to their officers or to any interested Director employed by the Adviser, and each Fund has no employees. In addition, with respect to RIV, RMM, RMMZ, RFM and RFMZ only, the Adviser (not the Fund) is responsible for paying the Director compensation out of its unified management fee. Effective January 1, 2024, the Directors of each Fund receive an annual retainer for their services in the amount of $16,500, and an additional fee of $2,000 for attending each quarterly meeting of the Board and an additional fee of $1,500 for attending each special meeting of the Board. In addition, the lead Independent Director receives an additional $1,333 annually, the Chair of the Audit Committee receives an additional $1,111 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $750 annually.

The Directors who are not employed by the Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Boards. The following table shows compensation with respect to the Funds and the Fund Complex as of each Fund’s fiscal year end. Patrick W. Galley is an interested person of the Funds and employed by the Adviser and does not receive any compensation from the Funds.

		Independent Directors:				Interested Directors:
Name of Fund	Fiscal Year End	John K. Carter	Lisa B. Mougin	J. Wayne Hutchens	David M. Swanson	Jerry R. Raio
OPP	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RIV	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RSF	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RMI	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RMM(2)	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RMMZ(2)	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RFM(2)	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
RFMZ(2)	June 30	$25,833	$24,500	$25,611	$25,167	$24,500
Aggregate Total Compensation from the Funds and Fund Complex(1)		$243,997	$196,000	$241,999	$238,000	$232,000

(1)	For Messrs. Carter, Raio, Swanson and Hutchens, the Fund Complex consists of the Funds (8 funds) and the RiverNorth Funds (2 funds). For Ms. Mougin, the Fund Complex consists of the Funds (8 funds).

(2)	With respect to RIV, RMM, RMMZ, RFM and RFMZ, the Adviser, not the Fund, paid all compensation to the Directors described above out of its unified management fee.

Director Ownership in the Funds

The following table shows the dollar range of equity securities beneficially owned by each Director in each Fund and Family of Investment Companies as of each Fund’s fiscal year end.

Dollar Range of Beneficial Ownership
		Independent Directors:				Interested Directors:
Name of Fund	Fiscal Year End	John K. Carter	Lisa B. Mougin	J. Wayne Hutchens	David M. Swanson	Patrick W. Galley	Jerry R. Raio
In OPP	June 30	$ None	$ None	$ None	$ 10,001-50,000	Over $100,000	$ None
In RIV	June 30	$ None	$ None	$ 50,001-100,000	Over $ 100,000	$ Over $100,000	$ 10,001-50,000
In RSF	June 30	$ None	$ None	$ None	$ None	Over $100,000	$ None
In RMI	June 30	$ None	$ None	$ None	Over $ 100,0000	$50,001 – 100,000	$ 10,001-50,000
In RMM	June 30	$ None	$ 10,001-50,000	$ 50,001-100,000	$ None	Over $100,000	$ None
In RMMZ	June 30	$ None	$ None	$ None	$ None	$None	$ 10,001-50,000
In RFM	June 30	$ None	$ None	$ None	Over $100,000	Over $100,000	$ 10,001-50,000
In RFMZ	June 30	$ None	$ None	$ 50,001-100,000	$ None	Over $100,000	$ None
Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Family of Investment Companies		$ None	$ 10,001-50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

As of each Fund’s fiscal year end, the Independent Directors of each Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of each Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of each Fund.

Audit Committee Report

In performing its oversight function, at meetings held on August 12-13, 2025, the Audit Committee reviewed and discussed with management and the independent accountant (Cohen & Company, Ltd. (“Cohen”) in the case of RIV, RMI, RMM, RMMZ, RFM and RFMZ, and KPMG LLP (“KPMG”) in the case of RSF and OPP) for each Fund, the audited financial statements of each respective Fund as of and for each Fund’s fiscal year end, and discussed the audit of such financial statements with each Fund’s independent accountants.

In addition, the Audit Committee discussed with each Fund’s independent registered public accounting firm the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from each Fund’s independent registered public accounting firm the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent registered public accounting firm and each Fund and the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the respective Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audits of each Fund’s financial statements have been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

The Audit Committee’s review and discussions of the audited financial statements of the Funds for each Fund’s fiscal year end with management and each Fund’s independent registered public accounting firm occurred prior to the issuance of each independent registered public accounting firm’s opinion on the financial statements and also at the Funds’ Audit Committee meeting held on August 12-13, 2025. At that meeting, the Audit Committee ratified its recommendation to the Board with regards to the inclusion of the audited financial statements of the Funds for each Fund’s fiscal year end in the Annual Reports of the Funds. For each Fund’s fiscal year end, the Audit Committee discussed with Cohen and KPMG the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Submitted by the Audit Committee of the Boards of Directors

J. Wayne Hutchens

John K. Carter

Lisa B. Mougin

David M. Swanson

Independent Registered Public Accounting Firms’ Fees

Cohen was approved to serve as the independent registered public accounting firm for each of RIV, RMI, RMM, RMMZ, RFM and RFMZ for its current fiscal year, and acted as the independent registered public accounting firm for each Fund during its most recently completed fiscal year. KPMG LLP has been approved to serve as the independent registered public accounting firm for RSF and OPP for its current fiscal year, and acted as the independent registered public accounting firm for each Fund during its most recently completed fiscal year. Each independent registered public accounting firm has advised the applicable Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of each Fund’s independent registered public accounting firm will be present at the Annual Meeting; however, representatives of each Fund’s independent registered public accounting firm are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking stockholder ratification of the selection of their independent registered public accounting firm.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The aggregate fees billed by the applicable independent registered public accounting firm for the following services during each of the last two fiscal years for each Fund are disclosed below:

		Audit Fees*(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fees Billed To	Fiscal Year End	2025	2024	2025	2024	2025	2024	2025	2024
OPP	June 30	$88,750	$89,500	$20,500	$16,500	$10,300	$10,300	$0	$0
RIV	June 30	$27,000	$27,000	$3,215	$6,700	$15,400	$27,250	$0	$0
RSF	June 30[5]	$70,000	$70,000	$11,250	$12,000	$10,300	$10,300	$0	$0
RMI	June 30	$30,500	$30,500	$2,965	$ 3,259	$6,000	$6,000	$0	$0
RMM	June 30	$27,500	$27,500	$2,965	$3,259	$6,000	$6,000	$0	$0
RMMZ	June 30	$27,500	$27,500	$2,965	$3,259	$6,000	$6,000	$0	$0
RFM	June 30	$27,500	$27,500	$2,965	$3,259	$6,000	$6,000	$0	$0
RFMZ	June 30	$27,500	$27,500	$2,965	$2,509	$6,000	$6,000	$0	$0

*	Information related to fees for the 2025 fiscal year end includes amounts estimated to be billed for services rendered for the annual audit of each Fund’s financial statements for each Fund’s respective fiscal year end.

(1)	“Audit Fees” are fees for professional services for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are for assurance and related services that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees.” This includes assurance and diligence work related to offerings of Preferred and Common Shares and reviews of semi-annual financial statements.

(3)	“Tax Fees” are for professional services for tax compliance, tax advice and tax planning.

(4)	“All Other Fees” are for products and services other than those services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)	In June 2024, the Fund changed its fiscal year end from July 31 to June 30 and, as a result, the information provided for 2024 is for the 11-month period ended June 30, 2024.

Non-Audit Fees

The aggregate fees billed by the applicable independent registered public accounting firm for the non-audit fees for services provided to the entities indicated during each of the last two fiscal years for each Fund are disclosed below.

	Fiscal Year End	Fiscal Year 2025	Fiscal Year 2024
OPP	June 30	$10,000	$10,000
Adviser		$0	$0
RIV	June 30*	$15,400	$24,250
Adviser		$0	$0
RSF	June 30	$10,000	$10,000
Adviser		$0	$0
RMI	June 30	$6,000	$6,000
Adviser		$0	$0
RMM	June 30	$6,000	$6,000
Adviser		$0	$0
RMMZ	June 30	$6,000	$6,000
Adviser		$0	$0
RFM	June 30	$6,000	$6,000
Adviser		$0	$0
RFMZ	June 30	$6,000	$6,000
Adviser		$0	$0

*	In June 2024, the Fund changed its fiscal year end from July 31 to June 30 and, as a result, the information provided for 2024 is for the 11-month period ended June 30, 2024.

Pre-Approval

Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the applicable independent registered public accounting firm. There were no non-audit fees billed by Cohen & Company, Ltd. or KPMG LLP for services rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provided ongoing services to each applicable Fund in 2025 or 2024.

VOTING

For each Fund, the affirmative vote of a plurality of the votes cast at the Annual Meeting will be required to elect the specified nominees as Directors of that Fund provided a quorum is present. A “plurality of votes cast” means that the specified nominees receiving the highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Annual Meeting. Withheld votes, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the approval of the proposal to elect Directors.

If the enclosed proxy card is properly executed and returned in time to be voted at each Fund’s Annual Meeting, each Fund’s Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Directors and, at the discretion of the named proxies, on any other matters that may properly come before each Fund’s Annual Meeting, as deemed appropriate. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of stockholders entitled to notice of and to be present and to vote at the Annual Meeting will be available at the office of each Fund, for inspection by any stockholder during regular business hours prior to the Meeting. Stockholders will need to show valid identification and proof of Share ownership to be admitted to the Annual Meeting or to inspect the list of stockholders.

Under the organizational documents of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the voting power of each outstanding class of Shares entitled to vote on a matter. Withheld votes, abstentions or broker non-votes (i.e., Shares held by brokers or nominees that are present (in person or by proxy) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) shall be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum. Any meeting of stockholders may be postponed prior to the meeting by making a public announcement, and notice of the date, time and place to which the meeting is postponed shall be provided to the stockholders entitled to vote at that meeting. The date to which the meeting is postponed may not be more than 120 days following the record date of such meeting. Any meeting of stockholders may, by action of the chairman of the meeting, be adjourned (sine die or from time to time) to a date not more than 120 days after the original record date to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH FUND’S NOMINEES.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

On the Record Date, each Fund had the following number of Common Shares and Preferred Shares outstanding:

Fund	Common Shares Outstanding	Preferred Shares Outstanding
OPP	23,809,605.875	5,219,206
RIV	21,472,248.229	3,910,000
RSF	4,252,062.110	0
RMI	6,374,539.389	N/A
RMM	19,739,628.175	N/A
RMMZ	8,455,000.000	N/A
RFM	6,114,699.000	N/A
RFMZ	24,351,756.000	N/A

To the knowledge of each Fund, as of the Record Date, no single stockholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than 5% of any class of each Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to stockholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares of a class beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the SEC by stockholders. Each Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned	Type of Ownership
RIV
Morgan Stanley(1) 1585 Broadway New York, NY 10036	1,766,557 Common Stock	8.23%	Beneficial*

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned	Type of Ownership
Americo Financial Life and Annuity Insurance Company 300 W [1]1th St. Kansas City, MO 64105	547,170 Preferred Stock	13.99%	Beneficial*
Louisiana Workers’ Compensation Corporation 2237 South Acadian Thruway Baton Rouge, LA 70808	273,492 Preferred Stock	6.99%	Beneficial*
RSF
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	507,275 Common Stock	13.13%	Beneficial*
Patrick W. Galley c/o 360 South Rosemary Avenue, Suite 1420 West Palm Beach, Florida, 33401	214,920 Common Stock	5.56%	Beneficial*
OPP
Parametric Portfolio Associates LLC 800 Fifth Avenue Suite 2800 Seattle, WA 98104	2,171,656 Common Stock	7.09%	Beneficial*
Universal Life Insurance Co P.O. Box 2145 San Juan, Pr 00922	240,000 Series A Preferred Stock	10.00%	Beneficial*
Morgan Stanley 1585 Broadway New York, NY 10036	170,743 Series A Preferred Stock	7.11%	Beneficial*
UBS AG Bahnhofstrasse 45 Zurich, V8 CH-8001	154,569 Series A Preferred Stock	6.44%	Beneficial*
Americo Financial Life and Annuity Insurance Company PO Box 410288 Kansas City, MO 64141-0288	415,086 Series B Preferred Stock	17.3%	Beneficial*
Morgan Stanley 1585 Broadway New York, NY 10036	354,591 Series B Preferred Stock	14.77%	Beneficial*

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned	Type of Ownership
Fidelity & Guaranty Life Insurance Company 801 Grand Ave. Suite 2600 Des Moines, IA 50309	300,000 Series B Preferred Stock	12.5%	Beneficial*
UBS AG Bahnhofstr. 45, P.O. Box, CH-8098 Zurich, Switzerland	196,188 Series B Preferred Stock	8.17%	Beneficial*
RiverNorth Capital Management, LLC 360 South Rosemary Avenue, Suite 1420 West Palm Beach, FL 33401	197,180 Series C Preferred Stock	47.04%	Record
RMI
Stratos Wealth Partners Ltd. 3750 Park East Drive Beachwood, OH 44122	432,355 Common Stock	6.78%	Beneficial*

*	Information regarding this beneficial owner is derived from the most recent Schedule 13G or Form 13F filings made by such owner as of the Record Date.

(1)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

PART 3

OTHER INFORMATION ON THE FUNDS, VOTING, AND THE MEETING

Who is Eligible To Vote

Stockholders of record at the close of business on August 19, 2025 of each Fund are able to vote.

For OPP and RIV only, Class II Director nominees, Jerry R. Raio and J. Wayne Hutchens, are to be elected by holders of both Common Shares and Preferred Shares, voting together as a single class. Class III Director nominee, David M. Swanson, is to be elected by holders of Preferred Shares only.

Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the stockholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Organization and Operation of the Funds

Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and its telephone number is (561) 484-7185.

OPP was organized as a Maryland corporation on June 22, 2016. Common Shares of OPP are listed on the NYSE under the symbol “OPP.” The Series A Cumulative Preferred Shares of OPP are listed on the NYSE under the ticker symbol “OPPPRA.” The Series B Cumulative Preferred Shares of OPP are listed on the NYSE under the ticker symbol “OPPPRB.” The Series C Term Preferred Shares of OPP are listed on the NYSE under the ticker symbol “OPPPRC.”

RIV was organized as a Maryland corporation on September 9, 2010. Common Shares of RIV are listed on the NYSE under the ticker symbol “RIV.” The Preferred Shares of RIV are listed on the NYSE under the ticker symbol “RIVPRA.”

RSF was organized as a Maryland corporation on June 9, 2015. Common Shares of RSF are listed on the NYSE under the ticker symbol “RSF.”

RMI was organized as a Maryland corporation on July 16, 2018 and commenced operations on October 25, 2018. Common Shares of RMI are listed on the NYSE under the ticker symbol “RMI.”

RMM was organized as a Maryland corporation on March 18, 2019 and commenced operations on July 25, 2019. Common Shares of RMM are listed on the NYSE under the ticker symbol “RMM.”

RMMZ was organized as a Maryland corporation on June 23, 2021 and commenced operations on February 11, 2022. Common Shares of RMM are listed on the NYSE under the ticker symbol “RMMZ.”

RFM was organized as a Maryland corporation on October 1, 2019 and commenced operations on March 26, 2020. Common Shares of RFM are listed on the NYSE under the ticker symbol “RFM.”

RFMZ was organized as a Maryland corporation on June 11, 2020 and commenced operations on February 24, 2021. Common Shares of RFMZ are listed on the NYSE under the ticker symbol “RFMZ.”

Stockholder Proposals

Pursuant to each Fund’s By-Laws, a stockholder is required to give to each Fund notice of, and specified information with respect to, any proposals that such stockholder intends to present at the 2025 annual meeting no earlier than April 25, 2026 or approximately 150 days prior to the first anniversary of the date of each Fund’s proxy statement and no later than May 25, 2026, or 120 days prior to the first anniversary of the date of each Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, each Fund may solicit proxies in connection with the 2026 annual meeting which confers discretionary authority to vote on any stockholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund’s officers and Directors, the Adviser and any sub-adviser, certain persons affiliated with the Adviser and any sub-adviser, and persons who beneficially own more than 10% of a registered class of each Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes of ownership with the SEC and NYSE, as applicable. These persons and entities are required to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by each Fund and certain written representations, each Fund believes to best of its knowledge that during its last fiscal year, all such filing requirements applicable to its officers and Directors, the Adviser and any sub-adviser, and affiliated persons of the Adviser and any sub-adviser were met. Based solely upon a review of copies of such forms received by each Fund and certain written representations, each Fund believes that during its last fiscal year, all such filing requirements applicable to its officers and Directors, the Adviser and any sub-adviser, and affiliated persons of the Adviser and any sub-adviser were met, except one late Form 3 (reporting no holdings) was filed by RiverNorth Strategic Holdings, LLC, with respect to RSF, and one late Form 4 (relating to two transactions) was filed by RiverNorth Strategic Holdings, LLC, with respect to OPP.

Method of Solicitation and Expenses

In addition to the solicitation of proxies by mail, for each Fund, officers of such Funds and officers and regular employees of each Fund’s transfer agent, and affiliates of such transfer agent, the Adviser (or, for OPP, RMI, RMM, RMMZ, RFM and RFMZ, the Fund’s respective sub-adviser), as well as other representatives of each Fund may also solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Joint Proxy Statement and its enclosures will be paid by each Fund, except that for RIV, RMM, RMMZ, RFM and RFMZ, these expenses will be paid by the Adviser out of its unitary management fee.

Stockholder Communications

Stockholders may mail written communications to each Fund’s Board, to committees of each Board or to specified individual Directors in care of the Secretary at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401. All stockholder communications received by the Secretary will be forwarded promptly to the relevant Board, the relevant Board’s committee or the specified individual Directors, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the relevant Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the relevant Fund or is purely ministerial in nature.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the respective Fund.

Delivery of Certain Documents

Annual reports will be sent to stockholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Funds at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, or by calling toll-free at (844) 569-4750.

Please note that only one annual or semi-annual report or proxy statement (as applicable) may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, stockholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Service Providers

RiverNorth Capital Management, LLC, 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, serves as each Fund’s investment adviser. DoubleLine Capital LP, 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071, serves as the investment sub-adviser to OPP. MacKay Shields LLC, 1345 Avenue of the Americas, 43rd Floor, New York, New York 10105, serves as the investment sub-adviser to RMI, RMM, RMMZ, RFM and RFMZ.

ALPS Fund Services, Inc. serves as each Fund’s administrator. DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as transfer, dividend paying and stockholder servicing agent for the Funds.

Fiscal Year

The fiscal year for OPP, RIV, RSF, RMI, RMM, RMMZ, RFM and RFMZ ends on June 30.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY DATING AND SIGNING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING.

RIVERNORTH/DOUBLELINE STRATEGIC
OPPORTUNITY FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

OPP_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A **Proposal** THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1a. To elect two Class II Directors to the Board of Directors:

01. J. Wayne Hutchens   02. Jerry R. Raio

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX   OPP 1 34706   XXXXXXXX

RIVERNORTH/DOUBLELINE STRATEGIC
OPPORTUNITY FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

PREFERRED SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

OPP_34706_080825_Pref
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1a. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX OPP 2 34706 XXXXXXXX

RIVERNORTH CAPITAL AND INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Capital and Income Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RSF_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1c. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX RSF 1 34706 XXXXXXXX

RIVERNORTH OPPORTUNITIES FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Opportunities Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RIV_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1b. To elect two Class II Directors to the Board of Directors:

01. J. Wayne Hutchens 02. Jerry R. Raio

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX RIV 1 34706 XXXXXXXX

RIVERNORTH OPPORTUNITIES FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

PREFERRED SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Opportunities Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RIV_34706_080825_Pref
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X

A **Proposal** THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1b. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX RIV 2 34706 XXXXXXXX

RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Opportunistic Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RMI_34706_080825

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: ☒

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1d. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx RMI 34706 xxxxxxxx

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Managed Duration Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RMM_34706_080825

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

A **Proposal** THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1e. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx RMM 34706 xxxxxxxx

RIVERNORTH MANAGED DURATION MUNICIPAL
INCOME FUND II, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Managed Duration Municipal Income Fund II, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RMZ_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1f. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX RMZ 34706 XXXXXXXX

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Flexible Municipal Income Fund, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RFM_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X

A **Proposal** THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1g. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B **Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below**

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx RFM 34706 xxxxxxxx

RIVERNORTH FLEXIBLE MUNICIPAL INCOME FUND II, INC.
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTION:

MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope

Please detach at perforation before mailing.

COMMON SHARES

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan Mohrhardt, Patrick Galley, and Marc Collins and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of RiverNorth Flexible Municipal Income Fund II, Inc. (the "Fund"), a Maryland corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on September 22, 2025 at 11:00 a.m. (Eastern time) at the offices of RiverNorth Capital Management, LLC, the Fund's investment adviser (the "Adviser"), 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

RFZ_34706_080825
PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 22, 2025.
The Joint Proxy Statement and Proxy Card for this Meeting are available at:
https://www.proxy-direct.com/riv-34706

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: [X]

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

1h. To elect two Class II Directors and one Class III Director to the Board of Directors:

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. J. Wayne Hutchens (Class II) 02. Jerry R. Raio (Class II) 03. David M. Swanson (Class III)	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx RFZ 34706 xxxxxxxx